Exhibit 99.1

Precigen Company Update Helen Sabzevari, PhD President, Precigen 7 January 2019

Forward-looking statements Precigen, Inc. is a subsidiary of Intrexon Corporation (Nasdaq: XON). Some of the statements made in this presentation are forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon Intrexon’s and Precigen’s current expectations and projections about future events and generally relate to plans, objectives and expectations for the development of Precigen’s business, including the timing and progress of preclinical and clinical trials and discovery programs and Precigen’s planned manufacturing facility. Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) Precigen’s strategy and overall approach to its business model, including its ability to successfully enter into optimal strategic relationships with its subsidiaries and operating companies that Intrexon may form in the future; (ii) the ability to successfully enter new markets or develop additional products, whether with its collaborators or independently; (iii) actual or anticipated variations in operating results; (iv) actual or anticipated fluctuations in competitors’ or collaborators’ operating results or changes in their respective growth rates; (v) cash position; (vi) market conditions in Intrexon’s and Precigen’s industry; (vii) the volatility of Intrexon’s stock price; (viii) the ability, and the ability of collaborators, to protect intellectual property and other proprietary rights and technologies; (ix) the ability, and the ability of collaborators, to adapt to changes in laws or regulations and policies; (x) the outcomes of pending or future litigation; (xi) the rate and degree of market acceptance of any products developed; (xii) the ability to retain and recruit key personnel; (xiii) expectations related to the use of proceeds from financing efforts; and (xiv) estimates regarding expenses, future revenue, capital requirements and needs for additional financing. For a discussion of other risks and uncertainties, and other important factors, any of which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intrexon’s Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Intrexon’s subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date its cover page, and Intrexon undertakes no duty to update this information unless required by law. © 2019 Precigen, Inc. All rights reserved. 2

Today’s agenda o Company overview o Technology platforms o Therapeutic platform: UltraCAR-TTM o Preclinical and clinical portfolio o Therapeutic areas o Immuno-oncology o Infectious diseases o Autoimmune disorders o Summary o Q&A 3

Company overview o Company highlights o Precigen’s evolution o State-of-the-art infrastructure

Company highlights – Precigen is a clinical stage company with a growing portfolio of first-in-class therapies

Precigen is a biopharmaceutical company advancing the next generation of gene and cellular therapies using precision technology to target immuno-oncology, autoimmune disorders, and infectious diseases

Diverse IP portfolio

- **Construct:** UltraVector®; mbIL15
- **Deliver:** *Sleeping Beauty* system; AttSite™ recombinases; AdenoVerse™
- **Control:** RheoSwitch®; Kill switches; tissue specific promoters

First-in-class therapies

- Three first-in-class products rapidly progressing towards clinic
  - PRGN-3006 UltraCAR-T™ for AML, MDS-IND cleared Dec '18
  - PRGN-3005 UltraCAR-T™ for solid tumors
  - PRGN-2009 AdenoVerse™ vaccine for solid tumors

Operational readiness

- Established R&D and development infrastructure
- State-of-the-art facilities
- 95+ clinicians, scientists and operational employees as of Dec '18

Seasoned leadership

- Experienced management team to drive discovery and development

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Since our founding, Precigen has been evolving – setting the stage for rapid advancement of clinical programs Transition from ECC to Ziopharm agreement in-house model Merck KGaA agreement Focus on three core Oncology/Immuno-oncology therapeutic areas Autoimmune Disorders Infectious Diseases Build discovery and World class R&D facility development engine All R&D functions in-house External PIs Build world-class bench Internal clinicians and scientists 6

Precigen infrastructure includes state-of-the-art facilities, growing manufacturing capabilities and in-house R&D functions Infrastructure State-of-the-art R&D facility in Germantown, MD Building GMP manufacturing facility. Inauguration in 2019 All R&D functions established in-house Research Vivarium CMC Regulatory Clinical operations Program Management 7

Technology platforms o Technology platform advantages: CONSTRUCT, DELIVER, and CONTROL o UltraVector ® o Sleeping Beauty system and AttSiteTM recombinases o AdenoVerseTM o RheoSwitch ® o Kill switches and tissue specific promoters

Precigen's technology platforms

CONSTRUCT
powerful gene programs to drive efficacy

- UltraVector®
- mbIL15

DELIVER
gene programs via viral and non-viral based approaches to drive lower costs

- *Sleeping Beauty* system
- AttSite™ recombinases
- AdenoVerse™

CONTROL
gene expression and regulation to drives safety

- RheoSwitch®
- Kill switches
- Tissue specific promoters

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UltraVector® enables construction of powerful gene programs

CONSTRUCT

CONTROL

DELIVER

UltraVector® enabled matrices facilitate rapid identification of components and configurations for optimal expression of multiple genes



PF
P
5
ORF(s)
3
PF

Significant improvement in gene expression



Optimized gene expression
Relative Units
250
200
150
100
50
0
mock
wt
wt
wt
wt
mature protein
3' REG
signal peptide
5' REG
controls
optimization constructs

Industrialized assembly and screening of multigenic vectors

Optimized expression of multiple effector genes for precision medicine

Viral and non-viral (DNA, RNA and proteins)

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Sleeping Beauty system is the most clinically advanced non-viral delivery method for stable gene expression Non-viral Sleeping Beauty system offers a promising High efficiency of gene transfer alternative to expensive viral vectors for cell therapy CONSTRUCT(%) Expression Transposase Transgene(s) Transposon DELIVER Transposon CAR only UltraCAR-T Multigenic -viral gene delivery platform Random integration with no insertion bias towards potentially dangerous loci CONTROL Continuous improvements to Sleeping Beauty system using UltraVector® platform for optimized multigene delivery 11

AttSite™ recombinases enable non-viral delivery for stable gene expression for variety of cell types

CONSTRUCT

DELIVER

CONTROL

AttSite™ recombinases unidirectionally target genes to predictable pseudosites in a host cell genome



Plasmid DNA
attP
Gene(s)
Recombinase
Unidirectional integration
attB
Receptor site in host genome
Gene(s)
attL
attR
Stable genomic integration

AttSite™ recombinases facilitate integration at low copy number into a finite number of pseudo AttSites



Mean Copies / Cell
1000
100
10
1
AttSite Recombinase
Random Integrants

Precigen's next generation non-viral gene delivery platform

Large payload capacity

Highly site specific integration at finite number of sites in a genome

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AdenoVerse™ platform provides superior performance characteristics over Ad5 and other rare human and non-human primate adenovirus

CONSTRUCT

DELIVER

CONTROL

A library of adenoviral vectors with diverse and unique biological properties



Large payload capacity
- Multigenic expression
- Control of gene expression

Superior performance of Gorilla adenovectors
- Low to no seroprevalence in the human population
- Ability for repeat administration

High-level and durable antigen-specific immune responses

Durable neutralizing antibody response



PRNT titer (IC50)
1024
512
256
128
64
32
16
0 2 4 6 8 10 12 14 16 18 20 22 24 26
Weeks post-immunization
GC46.F0 10^9 pu
GC46.F0 10^7 pu
FI-RSV

RSV cotton rat model, single administration

Robust antigen specific T cell response



p<0.05
% Antigen Specific IFNγ+ CD8+ T Cells
0
2
4
6
8
10
12
AdNull
Ad5
GC44
GC45
GC46

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Control of gene expression in vivo with RheoSwitch® CONSTRUCT Switch OFF Switch ON (+activator ligand) RheoSwitch® contolled cytokine expression DELIVER by UltraCAR-T cells • Turn in vivo using • Highly controllable, oral ligand dose dependent gene expression CONTROL • Clinically evaluated with excellent safety profile -2 -1 012 Log [Veledimex] (nM) 14

Kill switches and tissue specific promoters improve safety profile Kill switches Tissue specific promoters CONSTRUCT 1 0 0 7 5 y t i c i x o t o 5 0 t y C % 2 5 0 Kill Switch Activator N e g a t i v e C o n t r o l tional local expression of effector genes 15

Therapeutic platform: UltraCAR-T™

UltraCAR-T™ platform advantages: enhanced potency, safety, and scalability

POTENCY	SAFETY	SCALABILITY
✓ Multigenic expression ✓ Optimized CAR design ✓ Long-term persistence ✓ Preferred/less differentiated T cell phenotype	✓ Kill switch ✓ Controlled gene expression with RheoSwitch® ✓ Non-viral gene delivery	✓ Rapid manufacturing ✓ Quick turnaround for patients ✓ No *ex vivo* expansion ✓ Decentralized manufacturing

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UltraCAR-T™ advantage: scalable manufacturing process with rapid turnaround time for patients mbIL15 improves potency of UltraCAR-T Memory like phenotype of UltraCAR-T mbIL15 • Improved expansion and persistence of T cells • Less differentiated, memory like T cell population Preferred phenotype • Improved engraftment potential for CAR-T cell generation • Allows for elimination of ex vivo expansion manufacturing step 18

Disrupting the market: Precigen’s transformative UltraCAR-T™ platform advancements TPrecigen’s -UltraCAR UltraCAR-T Platform enables patient reinfusion within two days following non-viral gene transfer 1 Leukapheresis 2 Electroporation 3 UltraCAR-T Infusion Less than two days Electroporatio Unmodified Sleeping Beauty UltraCAR-T cells T-cell Plasmid DNA Leukapheresis and T cell isolation Electroporation of non-viral Sleeping Beauty for UltraCAR-T cells from patient expression of CAR, mbIL15 and kill switch expand in patients UltraCAR-T advancements UltraCAR-T Advantages : Potency + Safety + Scalability 19

Preclinical and clinical portfolio o Portfolio designed for novel combinations o Current preclinical and clinical portfolio by phase

Precigen’s portfolio is designed to specifically deliver novel combinations 21

Precigen's pipeline offers rapid value creation and potential for novel combinations

TA	Product	Platform	Indication	Discovery	Preclinical	Phase I
Immuno-oncology	PRGN-3006	UltraCAR-T	AML, MDS			
	INXN-3004	Viral CAR-T	AML			
	PRGN-3005	UltraCAR-T	Solid Tumors			
	PRGN-3007	UltraCAR-T	Undisclosed			
	PRGN-3008	UltraCAR-T	Undisclosed			
	PRGN-2009	AdenoVerse Vaccine	Solid Tumors			
	PRGN-2010	AdenoVerse Vaccine	Solid Tumors			
	PRGN-5001	Multifunctional Therapeutic	Solid Tumors			
	PRGN-2011	AdenoVerse Cytokine Therapy	Solid Tumors			
	PRGN-5002	Multifunctional Therapeutic	Solid Tumors			
Infectious disease	PRGN-2012	AdenoVerse Vaccine	Undisclosed			
	PRGN-2013	AdenoVerse Vaccine	Undisclosed			
Autoimmune disorders	PRGN-3009	Undisclosed	Undisclosed			
	PRGN-3010	Undisclosed	Undisclosed			

Precigen pipeline as of January 2019

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Precigen's portfolio is designed to deliver novel combinations in immuno-oncology



Therapeutic Platforms
Portfolio Programs
UltraCAR-T™
PRGN-3005
PRGN-3006
PRGN-3007
PRGN-3008
AdenoVerse™ Cancer Vaccine
PRGN-2009
PRGN-2010
Multifunctional Therapeutic
PRGN-5001
PRGN-5002
Cytokine Therapeutic
PRGN-2011

Novel combinations using Precigen's portfolio programs

UltraCAR-T™	UltraCAR-T™	UltraCAR-T™	AdenoVerse™ Cancer Vaccine	AdenoVerse™ Cancer Vaccine	Multifunctional Therapeutic
AdenoVerse™ Cancer Vaccine	Multifunctional Therapeutic	Cytokine Therapeutic	Multifunctional Therapeutic	Cytokine Therapeutic	Cytokine Therapeutic

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Immuno-oncology therapeutic area o Current immunotherapy landscape o Control of immuno-oncology technologies o Asset highlight: PRGN-3006 UltraCAR-TTM o Asset highlight: PRGN-3005 UltraCAR-TTM o Asset highlight: AdenoVerseTM cancer vaccine o Asset highlight: Multifunctional therapeutic

Current immunotherapy landscape has promise, but many drawbacks Despite the success, only a minority of patients respond; in some indications there is no response Relapse rates are high among responders to checkpoint inhibitors Combination trials with checkpoint inhibitors have yielded only incremental advances at high cost Checkpoint Inhibitors Immunotherapy with checkpoint inhibitors has revolutionized cancer treatment in recent years Viral-Based CAR-T Autologous Unparalleled clinical efficacy using anti CD19-CAR-T cells for treatment of refractory B-cell malignancies Reliance on viral vectors: complexity of manufacturing; potential safety concerns More differentiated less desired T-cell phenotype Lengthy cell product manufacturing process Long delays for patients Major challenges in solid tumor treatments using current approaches Allogeneic Available on-demand Limited persistence / rejection of allogeneic CAR-T by host Short treatment window may limit effectiveness for solid tumors 25

Focus on immuno-oncology with full control of technologies

CAR-T cells	• Full developmental control across targets • Royalty bearing license to Ziopharm for CD19 and right to negotiate for second undisclosed target • Exclusive rights to non-viral *Sleeping Beauty* system • UltraCAR-T™ platform
Cancer vaccines	• Full developmental control across targets • RheoSwitch® Therapeutic System • AdenoVerse™ platform
Multifunctional therapeutics	• Novel multi-effector therapeutics approach • Target multiple pathways for improvement over existing checkpoint inhibitors
Cytokine therapy	• Full developmental control across molecules • Royalty bearing license to Ziopharm for controlled IL-12 viral therapy • AdenoVerse™ platform and RheoSwitch® Therapeutic System
TCR T cells	• Full developmental control across "public antigen" targets • AttSite™ recombinases and viral gene delivery • mbIL15

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Immuno-oncology therapeutic area Asset highlight: PRGN-3006 UltraCAR-TTM

PRGN-3006 UltraCAR-T™, a first-in-class therapy in AML, received FDA clearance for IND to initiate Phase 1/1b study 28 Autologous T cell investigational therapy Rapid manufacturing No ex vivo propagation step Infusion within 2 days after gene transfer Next generation Sleeping Beauty design for optimized multigenic expression Highlights and Differentiation Relapsed or refractory acute myeloid leukemia (AML) Higher risk myelodysplastic syndrome (MDS) FDA IND clearance in Dec ‘18 Phase 1/1b study to evaluate safety and maximal tolerated dose expected to initiate in 1H ’19 Study in collaboration with Moffitt Cancer Center Status Patient Population Non-viral Sleeping Beauty system to coexpress CAR, mbIL15 and kill switch

PRGN-3006 UltraCAR-T™ exhibits enhanced functional activity and safety *in vitro*

Enhanced cytotoxicity



Enhanced antigen specific expansion



No bystander activation

PRGN-3006 Only (No tumor) | PRGN-3006 + Target^{neg} cells | PRGN-3006 + Target^{+} Tumor Cells



Kill switch functionality


Kill Switch Activator
Negative Control

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PRGN-3006 UltraCAR-T™ cells eliminated tumor burden and improved survival in an in vivo model of AML 30 Treatment Median OS (days) Saline 17 Negative Control CAR-T 17 CAR-T (mbIL15neg) 26 PRGN-3006 53 Anti-tumor activity Overall survival (OS) PRGN-3006 UltraCAR-T™ cells administered in less than 2 days post gene transfer effectively eliminated AML tumor in dose dependent manner mbIL15 expression necessary for elimination of aggressive AML tumor in mice Deceased Animal

mbIL15 improves expansion and persistence of PRGN-3006 UltraCAR-T™ cells Superior in vivo expansion and persistence of PRGN-3006 UltraCAR-T™ cells in tumor bearing mice Expression of mbIL15 supports survival and promotes extended persistence in absence of cytokines 31 Enhanced survival In vivo – AML model In vitro Enhanced expansion

Immuno-oncology therapeutic area Asset highlight: PRGN-3005 UltraCAR-TTM

PRGN-3005 UltraCAR-T™, a first-in-class therapy in solid tumors 33 Highlights and Differentiation Non-viral Sleeping Beauty system to coexpress CAR, mbIL15 and kill switch Autologous T cell product Specific targeting of tumor cells via CAR, improved UltraCAR-T™ persistence due to mbIL15 and built-in safety mechanism with kill switch Rapid manufacturing No ex vivo propagation step Infusion within 2 days after gene transfer High gene transfer efficiency using optimized Sleeping Beauty transposon

PRGN-3005 UltraCAR-T™ specifically lyse tumor cells in dose dependent manner in vitro PRGN-3005 exhibits robust target specific cytotoxicity of tumor cells in dose dependent manner 34 PRGN-3005 Negative Control CAR-T 0 20 40 60 80 100 Targetneg Cells 4:1 2:1 1:1 0.5:1

PRGN-3005 UltraCAR-T™ effectively eliminated tumor burden in mice 35 Enhanced anti-tumor effect Enhanced expansion PRGN-3005 UltraCAR-T™ cells administered in less than 2 days post gene transfer eliminated tumor in all treated mice PRGN-3005 UltraCAR-T™ cells show enhanced expansion and persistence in tumor bearing mice compared to mbIL15neg CAR-T cells 0 10 20 30 40 50 60 70 80 105 106 107 108 109 1010 1011 Time (Days) Saline PRGN-3005 CAR-T (mbIL15neg)

PRGN-3005 UltraCAR-T™ demonstrates enhanced anti-tumor effect PRGN-3005 Negative control CAR-T Tumor cells – Green; Apoptosis = Red 36

Plans to rapidly advance PRGN-3005 UltraCAR-T™ 37 First in class UltraCAR-T molecule for solid tumors Non-viral gene transfer Rapid manufacturing enables quick turnaround for patients PRGN-3005 demonstrated enhanced anti-tumor activity in mouse model Rapidly advancing PRGN-3005 development

Immuno-oncology therapeutic area Asset highlight: AdenoVerseTM cancer vaccine

AdenoVerse™ cancer vaccines 39 High-level and durable antigenspecific immune responses Large payload capacity and optimized gene expression Ability to repeat administration improves potency Novel antigen design improves immune response

Robust antigen-specific response and anti-tumor activity by AdenoVerse™ cancer vaccine candidate *in vivo*



In vitro screening
400
300
200
100
0
pg/ml
*
AdenoVerse Vaccine Candidates
Empty Vector

Novel antigen designs for cancer vaccine candidates produce robust antigen-specific response



Anti-tumor activity
800
600
400
200
0
Tumor Volume (mm³)
*
PRGN-2009
Empty Vector
Vehicle

AdenoVerse™ vaccine effectively controls tumor in mice

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Immuno-oncology therapeutic area Asset highlight: Multifunctional therapeutic

Precigen’s multifunctional therapeutic candidate provides better T cell activation & anti-tumor response vs. approved anti-PD-1 checkpoint inhibitor 42 Improved T cell activation Improved anti-tumor activity

Precigen’s candidate induces faster T cell infiltration into tumor spheroid compared to anti-PD1 PRGN-5001 Anti-PD1 Key: Tumor = Green PBMCs = Red Fibroblast = Unlabeled 43

Infectious diseases therapeutic area

Precigen AdenoVerse™ vaccine candidates and technology platform generate superior immune responses


In vivo screening
Antigen Specific Immune Response
% CD8+ IFNγ+ T cells
20
15
10
5
0
Control
AdenoVerse Vaccine Candidates
Competitor Vaccine

Novel antigen designs for infectious disease vaccine candidates produce robust antigen-specific response


Antigen specific immune response
% CD8+ IFNγ+ T cells
10
8
6
4
2
0
Control
PRGN-2013
Competitor Ag in AdenoVerse Platform
Competitor Vaccine

AdenoVerse™ vaccine produces superior immune response

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Autoimmune disorders therapeutic area

Factors involved in the initiation of autoimmunity

Genetic

- HLA
- Cytokines/receptors

Environmental

- Infection, microbiome, tissue injury
- Generate proinflammatory environment
- Activation of autoreactive lymphocytes
- Defective Tregs (either development, stability, or function)



Genetic predisposition
HLA
Cytokine pathway
AIRE
Environmental triggers
Infection
Microbiome
Tramatic insult
Autoreactive T cell
APC
Tissue injury
Activation and proliferation of autoreactive T cells
Tregs
Defective regulation
FOXP3, CTLA-4, IL-2, etc.

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Graphic adapted from: J Clin Invest. 2015;125(6):2228-2233. https://doi.org/10.1172/JCI78088 (Figure 2)

47

Precigen’s autoimmunity asset demonstrated potent suppression of effector cell function Suppression of effector T cell proliferation Suppression of inflammatory cytokine production + + A u t o l o g o u s C D 4 T C e l l s A u t o l o g o u s C D 8 T C e l l s 1 0 0 1 0 0 1 0 0 0 0 n n 8 0 8 0 o o i i 8 0 0 0 s s ) l s 6 0 s 6 0 m e e / 6 0 0 0 r r g p p p p ( 4 0 p 4 0 u ug 4 0 0 0 S S N F I % 2 0 2 0 2 0 0 0% 0 0 0 t n n o e i t m a t v a i t PRGN-3009 e PRGN-3009 c r PRGN-3009 A T o o N N Novel multigenic approach for treatment of autoimmune disorders with unmet medical need 48

Summary

Looking ahead to 2019 50 Initiate PRGN-3006 UltraCAR-TTM Phase 1 trial in AML and MDS Rapidly advance PRGN-3005 UltraCAR-TTM for solid tumor Rapidly advance PRGN-2009 AdenoVerseTM vaccine for solid tumor Rapidly advance one infectious disease candidate Rapidly advance preclinical candidates to go/no go Rapidly advance preclinical and clinical programs

Long-term vision: Value creation through patient focus Foundation Rights to proprietary platforms and technologies Therapeutic area focus Enhanced scientific team and capabilities Execution Aggressively advance programs though clinical development Early go/no go decisions to de-risk portfolio Value Creation Advance therapies that provide significant benefits to patients Create value for investors 51

Q&A

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